UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009

MARVEL ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13638	13-3711775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 576-4000

(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed by Marvel Entertainment, Inc. (the “Company”) to retrospectively adjust portions of the Company’s annual report on Form 10-K for the year ended December 31, 2008, filed on February 27, 2009 (the “2008 Form 10-K”), to reflect the Company’s adoption, effective January 1, 2009, of SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for noncontrolling interests (i.e., minority interests) in a subsidiary, including changes in a parent’s ownership interest in a subsidiary, and requires, among other things, that noncontrolling interests in subsidiaries be classified as shareholders’ equity. Prior period information presented in the Exhibits to this Form 8-K has been reclassified, where required.

The following Items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncement described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

Item 6 — Selected Financial Data

Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8 — Financial Statements and Supplementary Data

No Items of the 2008 Form 10-K other than those identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 6, Form 10-K — Selected Financial Data

99.2	Item 7, Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K — Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By:	/s/ John Turitzin
Name:	John Turitzin
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 6, Form 10-K — Selected Financial Data

99.2	Item 7, Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K — Financial Statements and Supplementary Data

4